Exhibit 99.1

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Mortgage Rates (%)              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                       1          153,700.00         0.12        2.500        2.250        71.49          0.0      718
2.501 - 3.000                       5        1,412,257.02         1.10        2.868        2.618        80.68         45.1      705
3.001 - 3.500                       6        1,330,088.61         1.03        3.322        3.052        81.56         15.3      745
3.501 - 4.000                      29        7,706,449.12         5.98        3.888        3.638        77.42         54.2      713
4.001 - 4.500                      46       13,114,671.88        10.18        4.403        4.146        74.91         36.4      722
4.501 - 5.000                     111       26,999,370.19        20.96        4.858        4.606        74.29         51.2      719
5.001 - 5.500                     148       37,387,617.57        29.02        5.338        5.088        77.48         40.8      720
5.501 - 6.000                     122       35,359,974.11        27.44        5.791        5.541        74.31         43.6      713
6.001 - 6.500                      13        3,929,396.59         3.05        6.268        6.018        80.21          9.4      723
6.501 - 7.000                       4        1,369,000.00         1.06        6.625        6.375        77.00         34.5      730
8.001 - 8.500                       1           77,347.75         0.06        8.125        7.875        94.97          0.0      758
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 8.125%
Weighted Average: 5.172%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Net Coupon (%)                  Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                       3          580,000.00         0.45        2.639        2.389        75.87         36.1      719
2.501 - 3.000                       6        1,596,045.63         1.24        3.026        2.758        83.12         26.8      702
3.001 - 3.500                      10        2,591,800.00         2.01        3.638        3.388        78.51         25.4      717
3.501 - 4.000                      34        9,375,149.12         7.28        4.053        3.800        77.77         56.7      724
4.001 - 4.500                      69       16,726,232.62        12.98        4.563        4.310        73.65         44.6      723
4.501 - 5.000                     139       35,371,910.42        27.45        5.040        4.788        75.38         45.2      718
5.001 - 5.500                     153       41,780,675.24        32.43        5.561        5.311        77.20         43.0      716
5.501 - 6.000                      62       17,691,548.83        13.73        5.948        5.698        72.81         37.7      714
6.001 - 6.500                       9        3,049,163.23         2.37        6.494        6.244        79.42         15.5      736
7.501 - 8.000                       1           77,347.75         0.06        8.125        7.875        94.97          0.0      758
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 7.875%
Weighted Average: 4.921%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 1  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Current Mortgage Loan        Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Principal Balance ($)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  17        1,511,547.04         1.17        5.373        5.123        79.28         78.3      733
100,000.01 - 200,000.00           213       31,827,962.77        24.70        5.191        4.941        79.06         58.5      716
200,000.01 - 300,000.00           105       25,750,658.12        19.99        4.993        4.742        77.35         48.3      712
300,000.01 - 400,000.00            61       21,404,040.28        16.61        5.148        4.896        75.47         37.3      718
400,000.01 - 500,000.00            55       24,698,307.82        19.17        5.209        4.959        77.09         43.5      727
500,000.01 - 600,000.00            15        7,968,810.53         6.19        5.195        4.945        76.14         27.3      722
600,000.01 - 700,000.00            10        6,499,500.00         5.04        5.513        5.263        71.08         19.1      715
700,000.01 - 800,000.00             3        2,288,500.00         1.78        5.102        4.852        65.94         32.8      686
800,000.01 - 900,000.00             1          831,200.00         0.65        5.750        5.500        80.00          0.0      775
900,000.01 - 1,000,000.00           5        4,934,346.28         3.83        5.133        4.868        61.00          0.0      711
1,000,000.01 - 1,500,000.00         1        1,125,000.00         0.87        5.875        5.625        32.14          0.0      765
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 57,600.00
Maximum: 1,125,000.00
Average: 265,102.62
Total: 128,839,872.84
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
FICO                         Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Score                           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
601 - 625                           2          331,235.00         0.26        5.901        5.651        69.47         39.9      622
626 - 650                          20        4,454,792.45         3.46        5.253        4.998        80.40         89.5      639
651 - 675                          63       15,681,623.84        12.17        4.970        4.718        79.55         43.3      665
676 - 700                          76       23,502,159.53        18.24        5.282        5.032        75.93         23.8      688
701 - 725                         124       30,173,205.96        23.42        5.178        4.928        76.45         44.8      711
726 - 750                          80       23,099,423.83        17.93        5.156        4.903        72.72         39.4      739
751 - 775                          83       22,127,623.31        17.17        5.221        4.969        74.41         50.0      764
776 - 800                          35        8,689,608.92         6.74        5.117        4.867        76.57         56.8      786
801 - 825                           3          780,200.00         0.61        4.675        4.425        75.59          0.0      804
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 620
Maximum: 809
Non-Zero Weighted Average: 718
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 2  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Documentation Level             Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Limited                           207       57,997,800.10        45.02        5.162        4.910        77.71          0.0      718
Full/Alt                          242       55,141,631.66        42.80        5.131        4.881        78.26        100.0      719
No Documentation                   25       11,144,456.49         8.65        5.518        5.268        55.17          0.0      723
No Ratio                            9        3,793,634.59         2.94        5.045        4.795        72.23          0.0      698
Stated Documentation                3          762,350.00         0.59        4.466        4.216        77.90          0.0      701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Original                     Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Loan-to-Value Ratio (%)         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                            1          306,626.00         0.24        4.500        4.125        29.20          0.0      756
30.01 - 35.00                       3        1,640,500.00         1.27        5.679        5.429        32.66          0.0      739
35.01 - 40.00                       3        2,026,000.00         1.57        5.409        5.159        37.90          0.0      719
40.01 - 45.00                       1          100,500.00         0.08        5.875        5.625        41.19          0.0      763
50.01 - 55.00                      10        3,070,095.00         2.38        5.089        4.839        52.77          8.1      726
55.01 - 60.00                      10        5,222,300.00         4.05        5.274        5.024        58.51          7.8      705
60.01 - 65.00                      17        5,881,593.25         4.57        5.226        4.976        63.10         31.7      718
65.01 - 70.00                      42       12,667,742.02         9.83        5.013        4.760        68.64         44.2      716
70.01 - 75.00                      42       10,029,550.09         7.78        5.156        4.906        73.48         44.1      710
75.01 - 80.00                     296       73,299,751.21        56.89        5.157        4.907        79.61         51.7      727
80.01 - 85.00                       3          489,950.00         0.38        5.666        5.416        84.05         28.6      664
85.01 - 90.00                      20        5,375,641.89         4.17        5.403        5.149        89.62         22.2      691
90.01 - 95.00                      38        8,729,623.38         6.78        5.177        4.924        94.34         38.4      680
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 29.20%
Maximum: 95.00%
Weighted Average by Current Balance: 75.83%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 3  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
Coverage on Loans with             of               Total        Total     Weighted      Average     Original
Original Loan-to-Value       Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Ratios above 80%                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                   1          133,000.00         0.91        4.625        4.375        95.00        100.0      719
Y                                  60       14,462,215.27        99.09        5.283        5.029        92.23         31.5      683
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             61       14,595,215.27       100.00        5.277        5.023        92.26         32.1      683
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
Geographic                         of               Total        Total     Weighted      Average     Original
Distribution                 Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
by Balance                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                          153       30,228,261.12        23.46        5.088        4.837        77.43         61.6      711
California                         73       29,360,353.64        22.79        5.260        5.007        74.76         37.1      723
Florida                            40       12,311,269.17         9.56        5.085        4.833        77.10         26.2      715
Colorado                           22        5,062,505.62         3.93        5.435        5.185        76.78         51.5      711
Maryland                           16        4,641,942.38         3.60        5.080        4.830        79.40         51.8      725
Georgia                            20        4,348,369.12         3.38        4.732        4.482        77.38         49.8      715
Massachusetts                      13        4,322,820.00         3.36        5.300        5.050        78.32         44.2      720
Illinois                           14        4,075,207.62         3.16        5.327        5.072        77.03         37.7      718
Arizona                            12        3,983,476.94         3.09        5.305        5.055        76.83         32.0      724
New York                            8        3,938,802.99         3.06        5.303        5.053        66.53          6.3      710
Other                             115       26,566,864.24        20.62        5.166        4.916        74.21         38.6      723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 33
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Purpose                         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          251       70,489,514.88        54.71        5.208        4.957        80.07         47.6      725
Refinance - Rate Term             167       34,303,389.61        26.62        4.952        4.702        74.47         50.1      701
Refinance - Cashout                68       24,046,968.35        18.66        5.382        5.129        65.38         18.4      721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 4  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Property Type                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           327       86,908,547.81        67.45        5.176        4.924        74.89         42.5      716
Planned Unit Development           86       25,011,559.19        19.41        5.035        4.784        76.52         38.7      720
Condominium                        66       14,787,562.39        11.48        5.334        5.084        79.99         54.3      726
2-4 Family                          6        1,812,703.45         1.41        5.427        5.177        75.28         27.8      729
Townhouse                           1          319,500.00         0.25        6.000        5.750        90.00          0.0      684
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Occupancy                       Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                           447      119,002,371.62        92.36        5.152        4.900        75.86         43.7      718
Second Home                        21        5,929,069.89         4.60        5.376        5.126        75.76         26.9      717
Investment                         18        3,908,431.33         3.03        5.491        5.241        75.24         38.2      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Remaining Term               Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
to Stated Maturity              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
346 - 348                           1          306,626.00         0.24        4.500        4.125        29.20          0.0      756
349 - 351                           2          241,303.32         0.19        7.021        6.771        84.80          0.0      750
352 - 354                           6        1,800,127.38         1.40        5.289        5.039        82.16         17.7      700
355 - 357                          43       15,027,115.29        11.66        4.904        4.645        72.47         22.6      709
358 - 360                         434      111,464,700.85        86.51        5.204        4.954        76.29         46.1      720
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 346
Maximum: 360
Weighted Average: 358
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 5  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Product Type                    Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 3 Yr
(1 Yr Libor)                        1          367,500.00         0.29        4.375        4.125        75.00        100.0      682
10 Yr IO - ARM - 3 Yr
(6 Mo Libor)                       30       10,899,631.68         8.46        5.393        5.143        75.09         25.0      716
3 Yr IO - ARM - 3 Yr
(1 Yr CMT)                          2          625,750.00         0.49        6.287        6.037        78.77         75.4      761
3 Yr IO - ARM - 3 Yr
(1 Yr Libor)                      102       34,417,446.93        26.71        5.360        5.107        71.96         27.4      723
3 Yr IO - ARM - 3 Yr
(6 Mo Libor)                      322       75,457,171.85        58.57        5.037        4.786        77.58         52.6      716
5 Yr IO - ARM - 3 Yr
(6 Mo Libor)                        1           77,347.75         0.06        8.125        7.875        94.97          0.0      758
ARM - 3 Yr (1 Yr CMT)               3          568,465.56         0.44        4.183        3.848        88.05         31.8      664
ARM - 3 Yr (1 Yr Libor)             2          352,144.12         0.27        4.684        4.434        72.13         47.0      703
ARM - 3 Yr (6 Mo Libor)            23        6,074,414.95         4.71        5.413        5.163        75.96         34.3      723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Index Type                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                   5        1,194,215.56         0.93        5.286        4.995        83.19         54.7      715
Libor - 6 Month                   376       92,508,566.23        71.80        5.106        4.856        77.20         48.1      717
Libor - 1 Year                    105       35,137,091.05        27.27        5.343        5.090        72.00         28.4      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 6  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Gross Margin (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.875                               1          186,773.15         0.14        4.625        4.375        75.00          0.0      659
2.000                               1          306,626.00         0.24        4.500        4.125        29.20          0.0      756
2.250                             478      127,043,541.41        98.61        5.173        4.922        75.89         43.4      718
2.750                               3          770,171.30         0.60        4.463        4.150        81.26          0.0      670
2.875                               1           77,347.75         0.06        8.125        7.875        94.97          0.0      758
3.000                               1          291,457.66         0.23        6.375        6.125        80.00          0.0      721
3.375                               1          163,955.57         0.13        6.500        6.250        80.00          0.0      746
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.375%
Weighted Average: 2.255%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Initial Periodic Cap (%)        Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000                              11        4,667,718.83         3.62        4.734        4.447        74.58         26.4      720
3.000                             322       75,365,611.82        58.50        5.039        4.789        77.78         53.5      716
5.000                               4          498,221.17         0.39        5.467        5.217        79.84         16.9      676
6.000                             149       48,308,321.02        37.49        5.420        5.170        72.88         28.0      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.096%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 7  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Periodic Cap (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             327       76,170,458.99        59.12        5.039        4.789        77.60         53.0      716
2.000                             158       52,377,413.85        40.65        5.363        5.111        73.31         28.1      722
2.250                               1          292,000.00         0.23        5.625        5.375        68.71          0.0      654
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.250%
Weighted Average: 1.409%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Lifetime Rate Cap (%)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
3.000                               1          558,660.53         0.43        5.500        5.250        75.00          0.0      747
5.000                             320       74,729,603.54        58.00        5.032        4.782        77.78         53.9      716
6.000                             165       53,551,608.77        41.56        5.365        5.111        73.13         27.7      721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.000%
Maximum: 6.000%
Weighted Average: 5.407%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 8  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Maximum Mortgage Rates (%)      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                       6        1,565,957.02         1.22        2.832        2.582        79.78         40.7      707
8.001 - 9.000                      33        8,359,829.65         6.49        3.929        3.679        78.23         52.4      726
9.001 - 10.000                    109       26,205,202.32        20.34        4.627        4.376        76.56         49.4      718
10.001 - 11.000                   225       55,081,438.82        42.75        5.347        5.095        76.27         50.8      713
11.001 - 12.000                    97       32,707,113.92        25.39        5.562        5.312        73.16         25.5      724
12.001 - 13.000                    15        4,842,983.36         3.76        6.354        6.104        79.32         17.3      724
14.001 - 15.000                     1           77,347.75         0.06        8.125        7.875        94.97          0.0      758
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.500%
Maximum: 14.125%
Weighted Average: 10.579%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Months to Next Rate          Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Adjustment                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
18 - 23                             1          306,626.00         0.24        4.500        4.125        29.20          0.0      756
24 - 29                             7        1,922,209.52         1.49        5.486        5.236        82.63         16.6      708
30 - 35                           475      125,387,287.32        97.32        5.167        4.916        75.84         43.4      718
36 - 41                             3        1,223,750.00         0.95        5.390        5.140        76.54         33.2      756
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 22
Maximum: 36
Weighted Average: 34
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Interest Only                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  28        6,995,024.63         5.43        5.276        5.020        76.75         34.8      717
Y                                 458      121,844,848.21        94.57        5.166        4.915        75.78         43.3      718
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 9  of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        486 records
MSM 2004-7AR Group 1                                                                                           Balance: 128,839,873
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Flag         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                 483      127,825,799.08        99.21        5.166        4.915        75.82         43.1      718
Y                                   3        1,014,073.76         0.79        5.913        5.663        77.25          0.0      739
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Term         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                 483      127,825,799.08        99.21        5.166        4.915        75.82         43.1      718
6                                   2          722,616.10         0.56        5.727        5.477        76.13          0.0      747
12                                  1          291,457.66         0.23        6.375        6.125        80.00          0.0      721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            486      128,839,872.84       100.00        5.172        4.921        75.83         42.8      718
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:06                                                                                                   Page 10 of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Mortgage Rates (%)              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                      61       23,241,413.53         5.59        3.974        3.719        71.49         87.0      710
4.001 - 4.500                     163       56,875,492.40        13.67        4.307        4.053        71.38         80.4      730
4.501 - 5.000                     399       99,417,489.56        23.90        4.843        4.587        72.55         62.0      724
5.001 - 5.500                     531      124,836,048.42        30.00        5.322        5.063        73.87         50.8      723
5.501 - 6.000                     358       77,990,616.16        18.75        5.811        5.553        77.20         37.1      716
6.001 - 6.500                     108       26,103,462.54         6.27        6.298        6.043        78.32         16.1      708
6.501 - 7.000                      29        6,993,760.90         1.68        6.835        6.585        82.79         17.6      702
7.001 - 7.500                       5          593,992.50         0.14        7.199        6.949        86.62          0.0      716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 7.375%
Weighted Average: 5.174%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Net Coupon (%)                  Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                       4          745,056.76         0.18        3.838        3.481        81.60          0.0      667
3.501 - 4.000                     119       50,913,983.71        12.24        4.088        3.835        71.28         88.6      723
4.001 - 4.500                     250       65,754,226.91        15.80        4.582        4.325        73.42         69.2      727
4.501 - 5.000                     520      123,448,830.36        29.67        5.066        4.807        72.09         54.5      723
5.001 - 5.500                     444      102,236,919.14        24.57        5.536        5.279        75.63         47.5      722
5.501 - 6.000                     229       53,313,446.93        12.81        5.994        5.739        77.02         29.6      710
6.001 - 6.500                      65       14,508,366.56         3.49        6.474        6.220        80.46         13.0      709
6.501 - 7.000                      22        5,062,201.50         1.22        6.951        6.701        83.23         24.3      704
7.001 - 7.500                       1           69,244.14         0.02        7.375        7.125        95.00          0.0      686
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.375%
Maximum: 7.125%
Weighted Average: 4.918%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 1  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Current Mortgage Loan        Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Principal Balance ($)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 124        9,688,637.10         2.33        5.467        5.181        78.83         34.6      716
100,000.01 - 200,000.00           677      100,256,322.99        24.10        5.345        5.082        77.45         51.7      719
200,000.01 - 300,000.00           408       99,845,600.03        24.00        5.246        4.989        75.19         43.2      719
300,000.01 - 400,000.00           231       79,229,208.05        19.04        5.156        4.902        73.04         48.8      721
400,000.01 - 500,000.00            84       37,901,130.11         9.11        5.110        4.860        74.27         65.6      726
500,000.01 - 600,000.00            59       32,533,574.99         7.82        4.878        4.628        73.44         78.1      729
600,000.01 - 700,000.00            32       20,458,562.08         4.92        4.813        4.563        68.58         69.2      729
700,000.01 - 800,000.00            12        9,245,249.99         2.22        5.082        4.832        69.14         58.7      714
800,000.01 - 900,000.00             5        4,236,350.93         1.02        4.846        4.596        71.56         80.7      697
900,000.01 - 1,000,000.00          19       18,612,639.74         4.47        4.956        4.706        67.42         74.1      719
1,000,000.01 - 1,500,000.00         2        2,495,000.00         0.60        5.307        5.057        69.77         54.1      733
1,500,000.01 >=                     1        1,550,000.00         0.37        5.000        4.750        32.29          0.0      712
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 28,414.12
Maximum: 1,550,000.00
Average: 251,543.09
Total: 416,052,276.01
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
FICO                         Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Score                           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
576 - 600                           4          592,408.17         0.14        4.960        4.693        79.78         86.4      593
601 - 625                          22        5,802,581.52         1.39        5.036        4.768        72.04         64.2      617
626 - 650                          67       15,639,565.96         3.76        4.978        4.701        77.59         60.2      640
651 - 675                         197       47,804,555.91        11.49        5.292        5.036        73.75         60.0      664
676 - 700                         292       74,821,703.53        17.98        5.283        5.028        74.60         47.1      688
701 - 725                         314       72,859,671.84        17.51        5.272        5.015        74.68         49.4      714
726 - 750                         312       77,364,051.78        18.59        5.144        4.889        74.75         48.7      738
751 - 775                         267       74,242,010.39        17.84        5.054        4.798        73.63         62.7      763
776 - 800                         152       39,423,527.06         9.48        5.022        4.766        71.80         59.6      785
801 - 825                          27        7,502,199.85         1.80        5.238        4.988        72.47         52.7      806
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 585
Maximum: 820
Non-Zero Weighted Average: 721
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 2  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Documentation Level             Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                          830      225,322,904.63        54.16        4.946        4.694        74.69        100.0      722
Limited                           551      131,763,443.64        31.67        5.445        5.185        75.63          0.0      718
No Documentation                  210       42,049,802.59        10.11        5.494        5.216        67.35          0.0      725
No Ratio                           42        9,265,644.61         2.23        5.709        5.459        69.39          0.0      713
Lite                               11        3,798,658.74         0.91        5.277        5.027        79.12          0.0      724
Streamlined                         6        3,030,771.80         0.73        4.338        4.088        73.10          0.0      752
Stated Documentation                4          821,050.00         0.20        4.811        4.561        72.65          0.0      716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Original                     Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Loan-to-Value Ratio (%)         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                           13        3,567,813.80         0.86        4.662        4.412        23.08         60.0      737
30.01 - 35.00                       9        5,129,057.65         1.23        4.976        4.726        32.35         43.5      731
35.01 - 40.00                      12        3,340,239.45         0.80        4.708        4.447        37.43         32.7      752
40.01 - 45.00                      22        5,297,833.67         1.27        5.107        4.853        41.99         44.7      716
45.01 - 50.00                      31        9,955,553.01         2.39        4.863        4.613        48.17         53.3      720
50.01 - 55.00                      38       10,640,246.04         2.56        4.956        4.706        52.88         31.4      725
55.01 - 60.00                      52       15,819,421.10         3.80        5.049        4.799        57.92         39.8      719
60.01 - 65.00                     106       32,871,545.66         7.90        5.125        4.874        63.31         37.4      722
65.01 - 70.00                     101       30,787,100.85         7.40        5.140        4.888        68.84         55.1      713
70.01 - 75.00                     126       35,720,235.75         8.59        5.187        4.937        73.67         60.1      721
75.01 - 80.00                     925      221,778,696.67        53.31        5.172        4.917        79.59         62.5      723
80.01 - 85.00                      25        4,746,568.66         1.14        6.137        5.884        84.58         18.3      697
85.01 - 90.00                      64       12,941,709.61         3.11        5.607        5.341        89.28         36.3      711
90.01 - 95.00                     100       16,743,638.73         4.02        5.557        5.253        94.73         24.9      715
95.01 - 100.00                     30        6,712,615.36         1.61        4.921        4.609        99.78         50.2      712
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.94%
Maximum: 100.00%
Weighted Average by
Current Balance: 74.15%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 3  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Original                     Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Loan-to-Value Ratio (%)         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  13        4,569,061.91        11.10        4.745        4.489        96.32         89.1      731
Y                                 206       36,575,470.45        88.90        5.635        5.343        92.21         24.7      708
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            219       41,144,532.36       100.00        5.536        5.248        92.67         31.9      711
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
Geographic                         of               Total        Total     Weighted      Average     Original
Distribution                 Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
by Balance                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
California                        365      122,225,237.06        29.38        5.185        4.933        69.26         44.4      726
Florida                           197       42,704,912.75        10.26        5.224        4.964        76.22         51.6      722
Georgia                           179       36,903,615.42         8.87        4.826        4.571        77.99         78.6      717
Arizona                           136       25,187,533.08         6.05        5.346        5.091        77.35         53.5      729
Michigan                           88       18,318,203.58         4.40        5.249        4.995        75.45         53.9      714
Colorado                           75       16,035,501.85         3.85        5.325        5.069        77.36         51.0      724
New Jersey                         47       13,568,672.31         3.26        5.125        4.865        70.81         43.8      716
Illinois                           40       12,696,018.46         3.05        5.089        4.830        76.64         57.5      710
New York                           28       11,606,261.70         2.79        4.634        4.377        65.27         77.7      713
Maryland                           45       10,921,009.82         2.62        5.447        5.182        79.56         48.7      724
Other                             454      105,885,309.98        25.45        5.235        4.974        76.69         57.5      718
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 51
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Purpose                         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                          931      219,579,460.00        52.78        5.260        5.000        79.57         56.1      728
Refinance - Cashout               381      108,944,681.13        26.19        5.129        4.877        66.62         48.4      712
Refinance - Rate Term             342       87,528,134.88        21.04        5.015        4.762        69.92         56.5      714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 4  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Property Type                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           914      238,642,347.26        57.36        5.200        4.945        72.91         52.9      719
Planned Unit Development          395       96,642,458.36        23.23        5.100        4.843        76.70         62.0      724
Condominium                       257       56,419,623.97        13.56        5.111        4.849        76.93         48.7      724
2-4 Family                         75       21,370,274.61         5.14        5.427        5.172        70.32         43.4      721
Co-op                               6        1,793,284.81         0.43        4.328        4.078        54.45        100.0      735
Townhouse                           7        1,184,287.00         0.28        5.812        5.562        83.73         53.1      714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Occupancy                       Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                         1,321      340,620,686.46        81.87        5.135        4.878        74.65         56.4      720
Investment                        255       51,723,550.45        12.43        5.496        5.239        70.85         36.6      729
Second Home                        78       23,708,039.10         5.70        5.044        4.786        74.18         60.9      721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Remaining Term               Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
to Stated Maturity              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
346 - 348                           1          235,998.83         0.06        4.500        4.250        80.00        100.0      624
349 - 351                          10        1,987,391.70         0.48        5.710        5.401        80.76         59.6      731
352 - 354                          40        9,966,759.43         2.40        5.338        5.058        78.12         62.9      721
355 - 357                         398       84,563,334.71        20.33        5.021        4.752        78.19         45.7      717
358 - 360                       1,205      319,298,791.34        76.74        5.207        4.955        72.91         56.1      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 346
Maximum: 360
Weighted Average: 358
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 5  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Product Type                    Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 5 Yr
(1 Yr CMT)                          3          971,400.00         0.23        6.008        5.758        67.99          0.0      694
10 Yr IO - ARM - 5 Yr
(1 Yr Libor)                       24        5,299,873.51         1.27        5.415        5.165        75.30         58.9      695
10 Yr IO - ARM - 5 Yr
(6 Mo Libor)                      485      118,448,187.34        28.47        5.236        4.984        74.35         49.7      722
5 Yr IO - ARM - 5 Yr
(1 Yr CMT)                         25        6,713,370.60         1.61        4.818        4.568        78.55         95.1      728
5 Yr IO - ARM - 5 Yr
(1 Yr Libor)                      390       86,344,723.98        20.75        5.508        5.258        75.63         39.8      722
5 Yr IO - ARM - 5 Yr
(6 Mo Libor)                      415      136,236,510.58        32.75        4.838        4.587        72.26         76.7      722
ARM - 5 Yr (1 Yr CMT)              54       10,466,155.10         2.52        4.969        4.625        87.04         17.1      680
ARM - 5 Yr (1 Yr Libor)            29        8,989,294.89         2.16        5.030        4.776        72.08         67.2      702
ARM - 5 Yr (6 Mo Libor)           229       42,582,760.01        10.23        5.491        5.209        73.21         23.9      730
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Index Type                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                  82       18,150,925.70         4.36        4.969        4.664        82.88         45.0      699
Libor - 6 Month                 1,129      297,267,457.93        71.45        5.090        4.834        73.23         58.4      723
Libor - 1 Year                    443      100,633,892.38        24.19        5.460        5.210        75.29         43.3      718
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 6  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Gross Margin (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.875                               2          466,667.23         0.11        5.000        4.750        80.00        100.0      724
2.000                             236       82,189,509.32        19.75        4.540        4.274        72.17         83.4      726
2.250                           1,330      314,126,563.45        75.50        5.358        5.107        74.11         47.0      721
2.500                               7        2,054,268.03         0.49        4.682        4.432        75.57         20.4      727
2.750                              76       16,402,948.72         3.94        4.869        4.559        84.50         50.2      701
2.875                               2          669,219.26         0.16        5.574        5.324        70.64          0.0      719
3.250                               1          143,100.00         0.03        6.375        6.125        94.99          0.0      620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.222%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Initial Periodic Cap (%)        Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                               1          400,000.00         0.10        4.500        4.250        89.89          0.0      712
2.000                              51        9,692,763.06         2.33        4.992        4.646        88.76          6.9      672
5.000                             593      131,023,223.56        31.49        5.140        4.880        77.22         62.3      721
6.000                           1,009      274,936,289.39        66.08        5.198        4.947        72.15         52.0      723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 5.587%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 7  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Periodic Cap (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             498      106,493,832.76        25.60        5.174        4.912        77.46         59.6      720
2.000                           1,150      308,354,732.58        74.11        5.171        4.917        72.99         52.5      721
2.200                               1          135,500.00         0.03        5.375        5.125        79.99          0.0      779
2.250                               3          547,400.00         0.13        5.804        5.554        76.47          0.0      731
6.000                               2          520,810.67         0.13        6.206        5.956        83.82          0.0      680
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.749%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Lifetime Rate Cap (%)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                             635      138,340,215.14        33.25        5.124        4.857        78.06         58.9      718
5.500                               1          136,000.00         0.03        4.500        4.250        80.00        100.0      729
6.000                           1,018      277,576,060.87        66.72        5.200        4.948        72.20         51.8      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.667%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 8  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Maximum Mortgage Rates (%)      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                       9        2,307,176.04         0.55        3.921        3.625        76.43         30.1      706
9.001 - 10.000                    334       85,688,412.97        20.60        4.493        4.235        75.28         76.5      720
10.001 - 11.000                   588      155,229,258.52        37.31        4.990        4.730        73.20         61.1      723
11.001 - 12.000                   616      146,694,631.62        35.26        5.559        5.307        73.49         40.9      722
12.001 - 13.000                   104       25,704,796.86         6.18        6.445        6.192        79.51         15.9      709
13.001 - 14.000                     3          428,000.00         0.10        7.159        6.909        83.36          0.0      719
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 13.250%
Weighted Average: 10.842%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Months to Next Rate          Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Adjustment                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
42 - 47                             1          235,998.83         0.06        4.500        4.250        80.00        100.0      624
48 - 53                            33        7,809,583.70         1.88        5.532        5.229        79.86         59.6      727
54 - 59                         1,618      407,700,393.48        97.99        5.168        4.912        74.04         54.0      721
60 - 65                             2          306,300.00         0.07        5.254        5.004        77.63         45.2      657
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 46
Maximum: 60
Weighted Average: 58
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Interest Only                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                 312       62,038,210.00        14.91        5.336        5.048        75.38         29.1      717
Y                               1,342      354,014,066.01        85.09        5.146        4.895        73.94         58.6      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 9  of  10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,654 records
MSM 2004-7AR Group 2                                                                                           Balance: 416,052,276
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Flag         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                               1,401      352,808,708.57        84.80        5.169        4.911        74.99         57.5      720
Y                                 253       63,243,567.44        15.20        5.206        4.956        69.45         35.5      727
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Term         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0                               1,401      352,808,708.57        84.80        5.169        4.911        74.99         57.5      720
4                                   2          653,358.92         0.16        5.378        5.128        73.46          0.0      662
6                                  29       10,560,182.30         2.54        5.709        5.459        70.39         16.3      723
7                                   9        2,540,631.71         0.61        5.301        5.051        70.87         42.5      696
8                                  58       14,737,073.12         3.54        4.973        4.723        60.06          6.3      747
12                                  5          825,269.26         0.20        5.899        5.649        75.98         37.5      701
24                                  1          356,000.00         0.09        5.750        5.500        80.00          0.0      730
36                                 53       11,178,891.27         2.69        5.185        4.935        74.32         53.1      730
60                                 96       22,392,160.86         5.38        5.083        4.833        72.08         55.9      722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,654      416,052,276.01       100.00        5.174        4.918        74.15         54.2      721
-----------------------------------------------------------------------------------------------------------------------------------



__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 00:07                                                                                                   Page 10 of  10

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Mortgage Rates (%)                        Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                 8   2,598,511.60       7.42        4.404      4.084      66.87      65.9        728
4.501 - 5.000                                22   7,922,675.49      22.64        4.805      4.537      68.47      62.4        732
5.001 - 5.500                                45  11,872,479.94      33.92        5.347      5.073      75.07      30.9        716
5.501 - 6.000                                30  10,233,751.34      29.24        5.845      5.586      70.13      38.7        724
6.001 - 6.500                                 5   1,417,746.59       4.05        6.386      6.126      75.83      24.5        705
6.501 - 7.000                                 3     471,055.00       1.35        6.758      6.508      82.23       0.0        699
7.001 - 7.500                                 4     480,601.00       1.37        7.375      7.125      91.79       0.0        744
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 7.375%
Weighted Average: 5.389%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Net Coupon (%)                           Loans    Balance ($)    Balance   Coupon (%)  Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                 2     751,000.00       2.15        4.346      3.904      76.19      23.3        697
4.001 - 4.500                                17   6,736,143.09      19.25        4.633      4.370      70.32      72.3        749
4.501 - 5.000                                33   8,640,304.95      24.69        5.134      4.853      72.49      43.6        713
5.001 - 5.500                                37  10,587,747.64      30.25        5.555      5.289      73.13      22.5        704
5.501 - 6.000                                18   6,146,819.28      17.56        5.956      5.700      67.20      52.3        743
6.001 - 6.500                                 4   1,487,150.00       4.25        6.467      6.217      75.63      14.7        708
6.501 - 7.000                                 2     167,055.00       0.48        7.000      6.750      86.29       0.0        702
7.001 - 7.500                                 4     480,601.00       1.37        7.375      7.125      91.79       0.0        744
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.125%
Weighted Average: 5.118%
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 1 of 9


                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
Current Mortgage Loan Principal        Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Balance ($)                               Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                            11     811,331.30       2.32        5.888      5.568      87.47      10.8        669
100,000.01 - 200,000.00                      39   5,754,309.17      16.44        5.495      5.205      79.60      28.9        701
200,000.01 - 300,000.00                      18   4,262,355.27      12.18        5.419      5.135      71.34      51.9        713
300,000.01 - 400,000.00                      18   6,452,149.83      18.44        5.289      5.019      72.84      44.2        720
400,000.01 - 500,000.00                      12   5,687,601.83      16.25        5.613      5.363      66.89      42.2        753
500,000.01 - 600,000.00                      11   6,191,438.73      17.69        5.011      4.738      70.50      53.5        723
600,000.01 - 700,000.00                       5   3,225,634.83       9.22        5.225      4.975      68.00      40.3        719
700,000.01 - 800,000.00                       1     800,000.00       2.29        6.000      5.750      80.00     100.0        737
800,000.01 - 900,000.00                       1     812,000.00       2.32        5.375      5.125      70.61       0.0        707
900,000.01 - 1,000,000.00                     1   1,000,000.00       2.86        6.000      5.750      54.98       0.0        778
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 46,386.00
Maximum: 1,000,000.00
Average: 299,118.13
Total: 34,996,820.96
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                                     % of                Weighted    Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
FICO Score                                Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                                     2     373,255.39       1.07        5.461      5.086      82.38       0.0        588
601 - 625                                     7   1,061,139.63       3.03        5.685      5.348      80.82      30.2        619
626 - 650                                     8   1,339,880.46       3.83        5.096      4.769      92.09      38.0        632
651 - 675                                    12   3,658,134.15      10.45        5.383      5.093      77.29      32.9        666
676 - 700                                    17   4,393,557.34      12.55        5.510      5.255      73.23      24.4        692
701 - 725                                    18   5,673,931.23      16.21        5.430      5.139      73.21      16.1        713
726 - 750                                    22   8,152,049.93      23.29        5.317      5.067      74.30      67.8        737
751 - 775                                    16   4,350,834.16      12.43        5.570      5.310      64.25      58.7        763
776 - 800                                    14   5,792,440.55      16.55        5.229      4.976      61.21      43.7        785
801 - 825                                     1     201,598.12       0.58        5.500      5.250      80.00       0.0        814
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 586
Maximum: 814
Non-Zero Weighted Average: 722
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 2 of 9


                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Documentation Level                       Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                     43  14,626,930.16      41.80        5.196      4.946      71.38     100.0        735
Limited                                      59  14,458,609.76      41.31        5.538      5.239      75.60       0.0        707
No Documentation                              9   3,499,084.83      10.00        5.595      5.345      62.36       0.0        726
Streamlined                                   2   1,452,000.00       4.15        5.100      4.850      67.70       0.0        740
No Ratio                                      4     960,196.21       2.74        5.755      5.505      64.55       0.0        734
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Original Loan-to-Value Ratio (%)          Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                      2     325,700.00       0.93        5.000      4.664      23.59      31.1        719
35.01 - 40.00                                 2     333,134.16       0.95        5.403      5.105      39.02       0.0        760
40.01 - 45.00                                 2     592,900.00       1.69        4.500      4.185      43.15      47.7        752
45.01 - 50.00                                 3     397,400.00       1.14        5.895      5.645      47.24       0.0        768
50.01 - 55.00                                11   4,721,983.55      13.49        5.396      5.132      53.72      46.7        763
55.01 - 60.00                                 5   2,331,722.60       6.66        5.410      5.160      56.98      29.5        738
60.01 - 65.00                                 9   3,348,185.83       9.57        5.081      4.831      64.15      41.2        713
65.01 - 70.00                                 5   1,966,250.00       5.62        5.407      5.157      69.25      47.2        691
70.01 - 75.00                                11   4,832,924.86      13.81        5.440      5.190      72.95      39.0        730
75.01 - 80.00                                39  11,607,006.67      33.17        5.416      5.149      79.42      54.5        725
80.01 - 85.00                                 1     148,611.73       0.42        5.500      5.250      85.00       0.0        720
85.01 - 90.00                                 7     836,957.87       2.39        6.448      6.156      89.42      17.2        690
90.01 - 95.00                                 2     506,350.00       1.45        5.727      5.477      94.34      65.9        675
95.01 - 100.00                               18   3,047,693.69       8.71        5.299      4.939      99.59      11.5        659
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.33%
Maximum: 100.00%
Weighted Average by Current Balance: 71.88%
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 3 of 9


                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
Coverage on Loans with Original        Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Loan-to-Value Ratios above 80%            Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
N                                             3     914,202.62      20.14        4.856      4.529     100.00      38.3        708
Y                                            25   3,625,410.67      79.86        5.744      5.411      95.80      13.2        658
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       28   4,539,613.29     100.00        5.565      5.234      96.65      18.2        668
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Geographic Distribution by Balance        Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
California                                   22   9,321,454.94      26.64        5.313      5.040      66.69      34.3        718
New Jersey                                    7   2,565,294.00       7.33        5.509      5.236      72.83      50.1        739
Illinois                                      7   2,451,308.41       7.00        4.976      4.715      67.03      73.6        734
Connecticut                                   6   2,436,505.31       6.96        5.521      5.241      75.90      20.5        731
Florida                                      14   2,141,053.67       6.12        5.288      5.017      80.69      52.6        717
Michigan                                      7   1,786,050.00       5.10        5.584      5.334      60.39      37.2        747
Colorado                                      7   1,769,837.25       5.06        5.698      5.439      74.00      13.3        723
New York                                      3   1,425,604.68       4.07        5.533      5.267      77.31      87.7        714
Arizona                                       5   1,310,722.60       3.75        5.259      5.009      54.86      48.6        766
Massachusetts                                 4   1,255,194.20       3.59        5.032      4.760      72.56      82.5        743
Other                                        35   8,533,795.90      24.38        5.485      5.209      78.88      33.9        704
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 32
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Purpose                                   Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                     60  15,766,035.44      45.05        5.433      5.151      80.33      43.9        714
Refinance - Cashout                          26  10,137,771.36      28.97        5.558      5.301      66.69      29.4        730
Refinance - Rate Term                        31   9,093,014.16      25.98        5.124      4.858      63.03      52.0        728
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 4 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Property Type                             Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      73  22,707,968.81      64.89        5.428      5.158      71.08      35.5        725
Planned Unit Development                     24   6,817,065.35      19.48        5.283      5.017      73.22      48.6        715
2-4 Family                                    7   2,483,247.17       7.10        5.261      4.991      71.07      62.0        734
Condominium                                  12   2,388,539.63       6.83        5.361      5.063      76.83      47.0        708
Co-op                                         1     600,000.00       1.71        5.750      5.500      70.59     100.0        715
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Occupancy                                 Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                     103  31,275,068.65      89.37        5.425      5.158      72.62      40.0        721
Investment                                   10   2,442,295.55       6.98        5.349      5.087      61.92      63.1        737
Second Home                                   4   1,279,456.76       3.66        4.576      4.201      72.89      44.9        736
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Remaining Term to Stated Maturity         Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
352 - 354                                     2     604,897.13       1.73        5.621      5.371      79.61      33.9        688
355 - 357                                    31   7,467,051.36      21.34        5.165      4.841      75.71      10.4        701
358 - 360                                    84  26,924,872.47      76.94        5.446      5.190      70.65      50.7        729
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 359
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 5 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Product Type                              Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 7 Yr (6 Mo Libor)            9   3,455,835.13       9.87        5.572      5.322      70.17      11.4        717
5 Yr IO - ARM - 7 Yr (6 Mo Libor)             4   1,845,489.55       5.27        5.153      4.903      53.16      78.3        783
7 Yr IO - ARM - 7 Yr (1 Yr Libor)            24   6,036,070.38      17.25        5.776      5.502      74.29      18.4        722
7 Yr IO - ARM - 7 Yr (6 Mo Libor)            59  19,186,766.26      54.82        5.239      4.977      69.81      60.8        731
ARM - 7 Yr (1 Yr CMT)                         7   1,402,535.43       4.01        5.467      5.092      94.66       0.0        632
ARM - 7 Yr (1 Yr Libor)                       1     596,528.65       1.70        5.250      5.000      73.17       0.0        741
ARM - 7 Yr (6 Mo Libor)                      13   2,473,595.56       7.07        5.511      5.195      85.23       0.0        661
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Index Type                                Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                             7   1,402,535.43       4.01        5.467      5.092      94.66       0.0        632
Libor - 6 Month                              85  26,961,686.50      77.04        5.301      5.036      70.13      50.1        727
Libor - 1 Year                               25   6,632,599.03      18.95        5.729      5.457      74.19      16.8        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Gross Margin (%)                          Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
2.000                                        38  12,646,861.70      36.14        5.135      4.855      70.46      60.8        727
2.250                                        72  20,947,423.83      59.86        5.536      5.280      71.22      33.1        726
2.750                                         7   1,402,535.43       4.01        5.467      5.092      94.66       0.0        632
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.180%
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 6 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Initial Periodic Cap (%)                  Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                                        63  14,555,527.06      41.59        5.325      5.026      74.70      37.2        709
6.000                                        54  20,441,293.90      58.41        5.434      5.184      69.88      45.1        732
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.584%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Periodic Cap (%)                          Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
1.000                                        54  12,243,291.63      34.98        5.365      5.084      71.63      41.5        720
2.000                                        63  22,753,529.33      65.02        5.401      5.137      72.02      41.9        724
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.650%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Lifetime Rate Cap (%)                     Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
5.000                                        63  14,555,527.06      41.59        5.325      5.026      74.70      37.2        709
6.000                                        54  20,441,293.90      58.41        5.434      5.184      69.88      45.1        732
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.584%
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 7 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Maximum Mortgage Rates (%)                Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                               15   3,986,757.22      11.39        4.719      4.388      67.23      37.2        716
10.001 - 11.000                              60  16,649,453.12      47.57        5.198      4.926      74.15      52.6        722
11.001 - 12.000                              33  12,444,954.62      35.56        5.649      5.398      68.75      35.2        725
12.001 - 13.000                               5   1,435,055.00       4.10        6.543      6.293      78.96       0.0        721
13.001 - 14.000                               4     480,601.00       1.37        7.375      7.125      91.79       0.0        744
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.250%
Maximum: 13.375%
Weighted Average: 10.973%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Months to Next Rate Adjustment            Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
72 - 77                                       2     604,897.13       1.73        5.621      5.371      79.61      33.9        688
78 - 83                                     115  34,391,923.83      98.27        5.385      5.114      71.75      41.9        723
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 77
Maximum: 83
Weighted Average: 82
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                    % of                Weighted   Average
                                     Number of                     Total     Weighted    Average   Original         %
                                      Mortgage    Total Current  Current      Average        Net    Subject  Full-Alt
Interest Only                            Loans      Balance ($)  Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           21     4,472,659.64    12.78        5.463      5.137      86.58       0.0       663
Y                                           96    30,524,161.32    87.22        5.378      5.116      69.73      47.9       731
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117   34,996,820.96   100.00        5.389      5.118      71.88      41.8       722
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 8 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                        117 records
MSM 2004-7AR Group 3                                                                                            Balance: 34,996,821
===================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Prepayment Penalty Flag                   Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           107  30,628,300.99      87.52        5.383      5.110      72.17      46.5        724
Y                                            10   4,368,519.97      12.48        5.430      5.180      69.86       9.0        715
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                                     % of                Weighted   Average
                                      Number of                     Total     Weighted    Average   Original         %
                                       Mortgage  Total Current    Current      Average        Net    Subject  Full-Alt
Prepayment Penalty Term                   Loans    Balance ($)    Balance   Coupon (%) Coupon (%)    LTV (%)       Doc FICO Score
----------------------------------------------------------------------------------------------------------------------------------
0                                           107  30,628,300.99      87.52        5.383      5.110      72.17      46.5        724
6                                             2   1,096,528.65       3.13        5.478      5.228      74.75       0.0        736
12                                            1     204,000.00       0.58        5.500      5.250      38.49       0.0        759
36                                            1     635,634.83       1.82        5.625      5.375      65.00       0.0        674
60                                            6   2,432,356.49       6.95        5.352      5.102      71.56      16.2        712
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      117  34,996,820.96     100.00        5.389      5.118      71.88      41.8        722
----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:22                                                                                                      Page 9 of 9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Mortgage Rates (%)              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      15        6,257,507.63        28.48        4.937        4.684        65.20         88.8      740
5.001 - 5.500                      22        9,255,643.68        42.12        5.270        5.010        72.25         77.1      731
5.501 - 6.000                      15        5,346,033.36        24.33        5.813        5.546        63.39         80.2      723
6.001 - 6.500                       3        1,116,200.00         5.08        6.196        5.946        67.47         20.7      794
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.250%
Weighted Average: 5.354%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Net Coupon (%)                  Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                       1          130,702.80         0.59        4.750        4.375        43.16          0.0      777
4.501 - 5.000                      28       11,862,432.25        53.98        5.053        4.795        69.96         85.4      737
5.001 - 5.500                      16        5,992,034.29        27.27        5.549        5.285        69.43         72.8      725
5.501 - 6.000                      10        3,990,215.33        18.16        5.977        5.725        59.98         68.2      741
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 6.000%
Weighted Average: 5.095%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 1  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Current Mortgage Loan        Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Principal Balance ($)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   4          262,184.68         1.19        5.498        5.123        85.54          0.0      764
100,000.01 - 200,000.00             9        1,369,954.77         6.23        5.287        4.957        68.21         36.0      724
200,000.01 - 300,000.00             6        1,454,439.73         6.62        5.631        5.337        70.29         47.1      736
300,000.01 - 400,000.00             5        1,772,704.67         8.07        5.461        5.211        62.55         81.3      749
400,000.01 - 500,000.00            15        6,661,312.16        30.31        5.318        5.068        69.99         87.8      735
500,000.01 - 600,000.00             6        3,190,988.66        14.52        5.274        5.024        62.04         66.2      723
600,000.01 - 700,000.00             6        3,835,000.00        17.45        5.416        5.166        72.04         83.6      747
700,000.01 - 800,000.00             1          765,800.00         3.48        5.125        4.875        66.59        100.0      812
800,000.01 - 900,000.00             2        1,713,000.00         7.80        5.560        5.310        70.23        100.0      723
900,000.01 - 1,000,000.00           1          950,000.00         4.32        4.875        4.625        52.78        100.0      665
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 41,847.12
Maximum: 950,000.00
Average: 399,552.45
Total: 21,975,384.67
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
FICO                         Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Score                           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
601 - 625                           1          450,000.00         2.05        5.125        4.875        95.74        100.0      603
626 - 650                           1          160,000.00         0.73        4.875        4.625        80.00        100.0      648
651 - 675                           4        1,962,683.39         8.93        5.117        4.837        60.85         76.2      662
676 - 700                           6        2,375,598.58        10.81        5.451        5.186        67.92         64.3      688
701 - 725                          13        4,765,304.79        21.68        5.471        5.217        71.38         79.4      711
726 - 750                           6        3,099,594.75        14.10        5.322        5.060        70.38         90.4      739
751 - 775                          10        3,931,536.77        17.89        5.310        5.056        60.67         68.4      764
776 - 800                          11        4,005,762.21        18.23        5.466        5.210        66.88         79.0      790
801 - 825                           3        1,224,904.18         5.57        5.096        4.837        73.05         92.8      810
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 603
Maximum: 812
Non-Zero Weighted Average:  735
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 2  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Documentation Level             Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                           36       17,212,556.22        78.33        5.306        5.056        68.46        100.0      735
Limited                            13        1,986,202.08         9.04        5.494        5.140        66.50          0.0      725
Streamlined                         3        1,564,600.00         7.12        5.600        5.350        65.25          0.0      766
Stated Documentation                3        1,212,026.37         5.52        5.491        5.241        64.60          0.0      713
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Original                     Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Loan-to-Value Ratio (%)         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                            2          467,118.09         2.13        5.437        5.156        28.86         74.9      759
30.01 - 35.00                       1          500,000.00         2.28        5.875        5.625        32.26        100.0      683
40.01 - 45.00                       2          566,702.80         2.58        5.616        5.337        43.17         76.9      722
45.01 - 50.00                       4        1,587,757.46         7.23        5.552        5.283        48.84         63.5      766
50.01 - 55.00                       3        1,775,000.00         8.08        4.921        4.671        53.64        100.0      708
55.01 - 60.00                       3        1,329,600.00         6.05        5.216        4.966        57.63         41.0      723
60.01 - 65.00                       3        1,544,153.53         7.03        5.407        5.157        64.28         64.4      734
65.01 - 70.00                       9        3,826,341.15        17.41        5.399        5.139        67.60         65.3      762
70.01 - 75.00                       8        3,644,928.61        16.59        5.568        5.309        72.92         81.2      718
75.01 - 80.00                      14        5,081,466.01        23.12        5.224        4.974        79.57        100.0      753
85.01 - 90.00                       1          267,739.80         1.22        5.670        5.295        86.54          0.0      672
90.01 - 95.00                       1           52,100.56         0.24        6.000        5.625        95.00          0.0      680
95.01 - 100.00                      4        1,332,476.66         6.06        5.133        4.858        98.56         79.9      677
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 27.95%
Maximum: 100.00%
Weighted Average by Current Balance: 67.84%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 3  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
Coverage on Loans with             of               Total        Total     Weighted      Average     Original
Original Loan-to-Value       Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Ratios above 80%                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                   3        1,153,000.00        69.78        5.135        4.875        98.34         92.4      669
Y                                   3          499,317.02        30.22        5.509        5.134        92.26          0.0      692
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              6        1,652,317.02       100.00        5.248        4.953        96.50         64.5      676
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
Geographic                         of               Total        Total     Weighted      Average     Original
Distribution                 Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
by Balance                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
California                          8        4,205,549.99        19.14        5.589        5.339        64.44         72.0      721
Florida                             7        2,898,281.69        13.19        5.143        4.891        74.60         80.3      739
Virginia                            6        2,050,737.43         9.33        5.436        5.169        77.23         74.5      745
Georgia                             3        1,469,199.50         6.69        5.203        4.953        68.52        100.0      758
Illinois                            2        1,386,000.00         6.31        5.190        4.940        49.76        100.0      678
Ohio                                3        1,133,456.63         5.16        5.471        5.207        50.98         89.0      785
Maryland                            3        1,128,354.18         5.13        5.336        5.086        62.43        100.0      763
Pennsylvania                        1          850,000.00         3.87        5.875        5.625        71.43        100.0      705
New Jersey                          2          792,500.00         3.61        5.656        5.367        59.99         68.9      734
District of Columbia                2          651,600.49         2.97        5.755        5.505        60.79         49.0      732
Other                              18        5,409,704.76        24.62        5.143        4.870        73.87         67.0      736
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 24
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Purpose                         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                           25        9,690,431.07        44.10        5.411        5.155        70.96         87.1      746
Refinance - Rate Term              17        7,714,942.85        35.11        5.359        5.099        62.50         62.4      735
Refinance - Cashout                13        4,570,010.75        20.80        5.227        4.960        70.26         86.6      711
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 4  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Property Type                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            27       11,324,060.34        51.53        5.397        5.140        66.60         82.5      722
Planned Unit Development           17        8,142,062.51        37.05        5.280        5.023        68.16         80.0      749
Condominium                         6        1,748,432.17         7.96        5.288        5.031        73.30         64.3      749
2-4 Family                          3          472,886.06         2.15        5.678        5.364        63.18         48.9      777
Co-op                               2          287,943.59         1.31        5.662        5.287        82.15          0.0      705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Occupancy                       Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                            43       18,119,977.12        82.46        5.402        5.146        66.61         77.8      732
Second Home                         6        3,114,434.57        14.17        5.121        4.871        78.98        100.0      751
Investment                          6          740,972.98         3.37        5.170        4.795        51.29          0.0      742
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Remaining Term               Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
to Stated Maturity              Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
352 - 354                           1           80,237.00         0.37        5.720        5.345        71.64          0.0      799
355 - 357                           9        2,068,400.97         9.41        5.188        4.879        74.35         52.7      736
358 - 360                          45       19,826,746.70        90.22        5.370        5.116        67.15         81.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 352
Maximum: 359
Weighted Average: 358
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 5  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Product Type                    Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 10 Yr
(1 Yr Libor)                       22        9,477,758.62        43.13        5.318        5.068        66.95         87.2      737
10 Yr IO - ARM - 10 Yr
(6 Mo Libor)                       21        9,197,708.18        41.85        5.412        5.151        68.51         74.2      725
5 Yr IO - ARM - 10 Yr
(6 Mo Libor)                        1          863,000.00         3.93        5.250        5.000        69.04        100.0      741
ARM - 10 Yr (1 Yr CMT)              6          793,656.23         3.61        5.274        4.899        66.47          0.0      726
ARM - 10 Yr (1 Yr Libor)            4        1,591,161.08         7.24        5.312        5.062        68.43         79.1      783
ARM - 10 Yr (6 Mo Libor)            1           52,100.56         0.24        6.000        5.625        95.00          0.0      680
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Index Type                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                   6          793,656.23         3.61        5.274        4.899        66.47          0.0      726
Libor - 6 Month                    23       10,112,808.74        46.02        5.401        5.141        68.70         76.0      726
Libor - 1 Year                     26       11,068,919.70        50.37        5.317        5.067        67.16         86.0      744
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Gross Margin (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000                              23       10,112,808.74        46.02        5.401        5.141        68.70         76.0      726
2.250                              26       11,068,919.70        50.37        5.317        5.067        67.16         86.0      744
2.750                               6          793,656.23         3.61        5.274        4.899        66.47          0.0      726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.153%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 6  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Initial Periodic Cap (%)        Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              38       12,722,752.98        57.90        5.327        5.061        67.59         74.9      740
6.000                              17        9,252,631.69        42.10        5.392        5.142        68.19         83.1      727
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.421%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Periodic Cap (%)                Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                               6          860,177.05         3.91        5.502        5.127        74.12          0.0      711
2.000                              49       21,115,207.62        96.09        5.348        5.094        67.59         81.5      736
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.961%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Lifetime Rate Cap (%)           Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              38       12,722,752.98        57.90        5.327        5.061        67.59         74.9      740
6.000                              17        9,252,631.69        42.10        5.392        5.142        68.19         83.1      727
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.421%
-----------------------------------------------------------------------------------------------------------------------------------





__________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 7  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Maximum Mortgage Rates (%)      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                     10        3,896,907.63        17.73        4.904        4.649        66.69         95.6      744
10.001 - 11.000                    31       10,700,245.35        48.69        5.371        5.103        66.79         69.2      735
11.001 - 12.000                    13        6,748,231.69        30.71        5.505        5.255        70.33         90.2      723
12.001 - 13.000                     1          630,000.00         2.87        6.250        6.000        66.32          0.0      800
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.750%
Maximum: 12.250%
Weighted Average: 10.775%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
Months to Next Rate          Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Adjustment                      Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
108 - 113                           1           80,237.00         0.37        5.720        5.345        71.64          0.0      799
114 - 119                          54       21,895,147.67        99.63        5.353        5.094        67.83         78.6      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 112
Maximum: 119
Weighted Average: 118
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Interest Only                   Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  11        2,436,917.87        11.09        5.314        5.021        68.36         51.7      762
Y                                  44       19,538,466.80        88.91        5.359        5.104        67.78         81.7      731
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------





___________________________________________________________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
===================================================================================================================================

Aug 12, 2004 12:23                                                                                                    Page 8  of  9

                                                                                                                     MORGAN STANLEY
                                                                                                                         55 records
MSM 2004-7AR Group 4                                                                                            Balance: 21,975,385
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Flag         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                               Number                             % of                  Weighted      Average
                                   of               Total        Total     Weighted      Average     Original
                             Mortgage             Current      Current      Average   Net Coupon      Subject   % Full-Alt     FICO
Prepayment Penalty Term         Loans         Balance ($)      Balance   Coupon (%)          (%)      LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                  55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             55       21,975,384.67       100.00        5.354        5.095        67.84         78.3      735
-----------------------------------------------------------------------------------------------------------------------------------





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Aug 12, 2004 12:23                                                                                                    Page 9  of  9

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